Annual Report

Health Sciences Fund

December 31, 2000


T. Rowe Price


     Report Highlights
--------------------------------------------------------------------------------

     Health Sciences Fund

     o Despite a late sell-off among biotechnology and life sciences stocks, the health care sector and the fund enjoyed a very strong 2000.

     o The fund returned 12.40% and 52.19% for the 6- and 12-month periods, respectively, exceeding its Lipper peer group index and vastly outstripping the S&P 500.

     o Biotechnology remained the fund's largest sector, followed by pharmaceuticals and life sciences.

     o Top performers in the second half were life sciences or pharmaceutical firms, while biotech holdings suffered in the Nasdaq sell-off.

     o We remain committed to the long-term potential of biotechnology stocks, but caution that they can have above-average volatility.


     UPDATES AVAILABLE

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

After a long and impressive rally, biotechnology and some life sciences stocks retrenched in 2000's fourth quarter, swept along in the Nasdaq market's sharp decline. Health care stocks, especially large-cap pharmaceuticals, had been one of the beneficiaries of the flight from increasingly volatile technology and Internet sectors. During the final quarter, however, heavy selling, particularly in Nasdaq-listed biotech stocks, diminished the overall showing of the health care sector for the six months and full year. Nevertheless, overall returns for both periods were exceptional.

     Your fund's returns reflected these trends, posting strong 6- and 12-month results despite enduring a 2.44% decline in the fourth quarter. As shown in the table, the fund's returns for both periods exceeded the Lipper peer group index and far outstripped the negative returns of the broad market, represented by the Standard & Poor's 500 Stock Index. Relative results might have been even more favorable had our exposure to health care services been greater, since that sector performed well, particularly in the second half of the year.

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 12/31/00                     6 Months           12 Months
--------------------------------------------------------------------------------

     Health Sciences Fund                          12.40%              52.19%

     S&P 500 Stock Index                           -8.72               -9.11

     Lipper Health/Biotechnology
     Fund Index                                    11.28               43.67


     As gratifying as it is to have had a gain of over 50% for the past year, we would caution you not to adjust your expectations to that level. Despite the great promise of health care investments, which we discuss in more detail in this report, such gains are not sustainable year after year.

YEAR-END DISTRIBUTIONS

     Your Board of Directors declared a short-term capital gain of $0.86 per share and a long-term capital gain of $1.62 payable on December 14 to shareholders of record on December 12, 2000. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 2000 tax purposes.

MARKET ENVIRONMENT

     Once again in 2000, biotechnology and related life sciences stocks reinforced their reputation for short-term volatility. The American Stock Exchange's Biotech Index swung widely between 400 and 800 during the year, almost doubling in a first-quarter rally, giving back nearly everything as the Fed raised interest rates in the second quarter, rallying throughout the summer and fall up to the 800 level, only to fade in the final quarter and close at 634. Despite a second-half return of -1.5%, the index gained a strong 62% for the year.

     Investors Focused on Biotech

     Several factors combined to make biotechnology the focus of health care investors during the year. The remarkable success of the Human Genome Project, which developed a preliminary map of the human genetic code, engendered well-founded optimism about future drugs and therapies. It also fueled a growing industry of life sciences companies developing new technologies that aid in genetic and other medical research.

     Biotech companies typically have clear business models built on specific products . . .

     For now, however, much of the potential in the biotech and life sciences areas resides in the future; few such companies are profitable. Consequently, whenever investors become nervous, as in the last four months of 2000, they are less willing to pay for future potential. At such times, biotech stocks can decline sharply.

     The fourth-quarter downdraft in biotech and life sciences occurred in tandem with a sell-off in the broader technology sector, often represented by the Nasdaq Composite Index. Throughout the last half of 2000, high-profile companies in various tech-related businesses disappointed with weaker-than-expected revenues and earnings growth. As investors became disenchanted with the tech-heavy Nasdaq, especially dot-com stocks, biotech stocks were tarred by the same brush. Some market observers attempted to draw parallels between biotechs and failed investments in dot-coms, but we strongly disagree with such comparisons. Biotech companies typically have clear business models built on specific products-drugs or therapies-that carry a clear, long-term value to patients. In addition, those values can be protected with patents.

     Although many biotech firms do not have Food and Drug Administration approval for their products, they are making considerable progress as these products make their way through clinical trials. Gauging which ones may succeed is relatively easy. Of the 350 or so biotech companies we follow, 10 to 15 should be profitable in 2000, but we expect those numbers to triple in 2001.

     We continue to believe that biotech offers great potential for strong upside gains over the next several years. Even one breakthrough product can propel a company from upstart to bellwether, as in the case of IDEC Pharmaceuticals (discussed later in the report). Nevertheless, for each success story there will be failures, so we strive to balance our portfolio with investments in firms with stable earnings. For companies that are not yet profitable, we focus on those with drugs in Phase II or Phase III of the clinical testing process (human trials). Drugs that make it to this level of testing have a much higher success rate once put on the market than products at earlier testing stages.

     Most Major Pharmaceuticals Had a Good Year

     The dramatic movements in biotechnology overshadowed the performance of the other major areas of the health care market: pharmaceuticals, devices, and health care services. Although presidential election rhetoric hinting at price controls, combined with concern about valuations, led to weakness in the early part of 2000, most major pharmaceuticals enjoyed a strong year. Early-year mergers between Pfizer and Warner-Lambert, now called Pfizer, and Pharmacia & Upjohn and Monsanto, now called Pharmacia, proved attractive to investors. Moreover, as the roster of high-flying growth companies announcing disappointing quarterly results grew in the third and fourth quarters, the market shifted in favor of more defensive stocks with reliable earnings-a trend that nearly always benefits pharmaceuticals. In contrast to the fourth-quarter biotech sell-off, the American Stock Exchange Pharmaceutical Index gained over 6% during the second half and almost 28% for the year.

     . . . The markEt shifted in favor of more defensive stocks with reliable earnings . . .

     After multiple quarters of very weak performance, health care services stocks revived during the year. Although we still believe the long-term outlook for such stocks is less attractive than for other sectors of the health care industry, fundamentals improved over the last 12 months, and their stock valuations rose from depressed levels. Product and device stocks were more mixed, but a few advanced on the strength of effective new therapies.

PORTFOLIO REVIEW

     Biotechnology remained our largest sector exposure at almost 31% of net assets at year-end. Pharmaceuticals were second at almost 27% of net assets, and life sciences holdings-firms that supply the "picks and shovels" for advanced research-accounted for nearly 25%. The portfolio remained fairly concentrated, with the 25 largest holdings accounting for about three-quarters of total net assets.

Sector Diversification
--------------------------------------------------------------------------------

                                                 6/30/00            12/31/00
--------------------------------------------------------------------------------
     Biotechnology                                  32.5%               30.6%

     Pharmaceuticals                                33.8                26.8

     Life Sciences                                  18.3                24.7

     Products and Devices                            4.6                 9.5

     Services                                        4.4                 4.2

     Options                                        -0.4                -0.8

     Reserves                                        6.8                 5.0

     Total                                         100.0%              100.0%



     One of our largest and most successful biotech holdings was IDEC Phar-maceuticals, a good example of the type of success story we seek in the fund. Once a small company, IDEC's fortunes changed in 1998 with the release of Rituxan, a drug that treats non-Hodgkin's lymphoma. Rituxan has proved so successful that IDEC became profitable, achieving a $9 billion market cap and 50% annual earnings growth. A recent major study demonstrated that Rituxan along with chemotherapy notably increases survival rates among those with the disease, and the company's future appears bright.

     Waters, a major player in the rapidly growing field of mass spectroscopy to analyze proteins, remained our largest life sciences holding and second-largest in the fund. The stock suffered a significant decline in the fourth quarter but prior to that had tripled and was far and away the fund's top contributor to 12-month performance.

     Applera-Applied Biosystems Group (formerly PE Biosystems), the fund's third-largest position and another life sciences company, finished the year with a decent gain and was the top contributor to performance in the second half. The stock was a good example of the volatility our life sciences companies brought to the portfolio, as it moved in booms and busts from month to month. This company supplies DNA sequencing tools and is also a major player in mass spectroscopy.

     Another major position that was a top contributor for the second half and the year was NPS Pharmaceuticals, an example of a smaller-cap drug company with a therapeutic focus. It has two products in late-stage clinical trials, one for elevated blood calcium and one that supplies a hormone to combat severe osteoporosis.

     Our weakest holdings during the second half largely consisted of biotech companies caught in the Nasdaq sell-off, although two major drug companies also struggled. QLT was knocked down by investors when its launch of Visudyne for age-related macular degeneration did not meet Wall Street expectations. We continue to hold the stock, remaining confident in the product's long-run success and viewing the launch problems as essentially short-term. MedImmune was hurt by concerns that it lacks follow-up products to Synagis, its breakthrough drug introduced over two years ago. Synagis treats RSV, a viral infection leading to inflammation of the lung that is particularly dangerous for infants. Our view is that Synagis is still capable of significant growth, and that MedImmune has a promising pipeline of drugs in development.

     Although Eli Lilly suffered from unexpected truncation of patent protection for its blockbuster drug Prozac, we believe the company has one of the most productive drug pipelines in the industry. The fund's largest holding, Pfizer, had a weak period in the third quarter as investors grew concerned about its prospects for revenue growth. Nonetheless, the stock had a strong year overall and was a key contributor to returns.

     We established several new positions during the past six months, including Allergan, a pharmaceutical company that has launched a product for glaucoma, and Laboratory Corporation of America Holdings, a life sciences company that should benefit from the improving fundamentals of diagnostic testing. Positions eliminated during the period included Biogen, as we became concerned over the growth potential of its drug Avonex; Guidant, reflecting uncertainty about its share of the U.S. market for stents; and PerkinElmer, due to concern that this diversified company's earnings might be hurt by exposure to the weakening fundamentals of the telecommunications industry.

     We continue to be underinvested in health care services, as the potential for innovation in this market segment is limited. Our two key holdings in the area, CIGNA and UnitedHealth Group are well-managed HMOs with attractive valuations and growth rates. UnitedHealth enjoyed strong and sustained gains as its operating margins improved.

OUTLOOK

     After an exceptional year, it was not surprising to see biotech companies pause in the fourth quarter. Valuations had become relatively high, and many of the medical breakthroughs investors anticipate may be a few years away. We remain highly confident that select biotech companies will prove to be rewarding for investors with long time horizons. In the near term, as long as the market environment is uncertain and investors remain defensive, pharmaceutical stocks are likely to outperform.

     Looking further down the road, we remain confident that this sector of the economy will be a fertile one for investors primarily because of several major trends. First, the U.S. population is aging, increasing the size of the segment that is traditionally the largest consumer of health care services. Second, we believe we have entered the "golden age of biology," which is already characterized by an accelerated pace of biological discovery. The outcome of such discovery should be better and safer drugs. And third, effective therapies for a large number of diseases, such as certain cancers and heart disease, have yet to be found but will continue to be the focus of intensive efforts. The fund's major exposure to biotechnology and life sciences reflects our effort to participate in the rapid pace of discovery, while holdings in other areas seek to capture overall growth in the health care sector and increase the portfolio's diversification.


     Respectfully submitted,




     John H. Laporte
     President of the fund




     Kris H. Jenner
     Chairman of the fund's Investment Advisory Committee

     January 19, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

     6 Months Ended 12/31/00

     Ten Best Contributors
--------------------------------------------------------------------------------

     Applera - Applied Biosystems Group                            37(cents)

     Waters                                                        36

     NPS Pharmaceuticals                                           28

     Invitrogen                                                    24

     IDEC Pharmaceuticals                                          22

     UnitedHealth Group                                            21

     Merck                                                         18

     Pharmacia                                                     16

     Allergan*                                                     16

     Laboratory Corporation of America
     Holdings*                                                     14
--------------------------------------------------------------------------------

     Total                                                        232(cents)

     12 Months Ended 12/31/00


     Ten Worst Contributors
--------------------------------------------------------------------------------

     QLT                                                   -52(cents)

     MedImmune                                                     28

     Eli Lilly                                                     16

     Incyte Genomics                                               13

     Aurora Biosciences                                            10

     Pfizer                                                         7

     Alkermes                                                       7

     Aspect Medical Systems                                         7

     Pharmacopeia                                                   7

     Molecular Devices*                                             4

     Total                                                 -151(cents)

     12 Months Ended 12/31/00


     Ten Best Contributors
--------------------------------------------------------------------------------

   Waters                                                       114(cents)

     NPS Pharmaceuticals                                           52

     UnitedHealth Group                                            49

     Warner-Lambert***                                             47

     IDEC Pharmaceuticals                                          38

     Genentech                                                     33

     Pfizer                                                        31

     Inhale Therapeutic Systems                                    28

     Invitrogen*                                                   28

     Pharmacia & Upjohn***                                         25

     Total                                                        445(cents)

--------------------------------------------------------------------------------

     Ten Worst Contributors
--------------------------------------------------------------------------------

     Gene Logic**                                          -37(cents)

     Medical Manager**                                             35

     Incyte Genomics                                               25

     QLT                                                           23

     Bristol-Myers Squibb**                                        12

     ViroPharma                                                    12

     Pharmacopeia*                                                  8

     Johnson & Johnson                                              7

     Creative Biomolecules**                                        7

     CareInsite**                                                   6
--------------------------------------------------------------------------------

     Total                                                 -172(cents)


*        Position added
**       Position eliminated
***      Acquired by another company


T. Rowe Price Health Sciences Fund

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

     Percent of
     Net Assets
     12/31/00
--------------------------------------------------------------------------------

     Pfizer                                                       7.8%

     Waters                                                       5.5

     Applera - Applied Biosystems Group                           4.4

     Pharmacia                                                    4.0

     American Home Products                                       3.4
--------------------------------------------------------------------------------

     Merck                                                        3.4

     Invitrogen                                                   3.4

     Allergan                                                     3.2

     Immunex                                                      3.2

     Cephalon                                                     3.1
--------------------------------------------------------------------------------

     Genentech                                                    3.0

     IDEC Pharmaceuticals                                         3.0

     Baxter International                                         3.0

     Laboratory Corporation of America Holdings                   2.9

     MedImmune                                                    2.6
--------------------------------------------------------------------------------

     Quest Diagnostics                                            2.3

     UnitedHealth Group                                           2.3

     NPS Pharmaceuticals                                          2.1

     King Pharmaceuticals                                         1.9

     Molecular Devices                                            1.7
--------------------------------------------------------------------------------

     Cytyc                                                        1.7

     Eli Lilly                                                    1.4

     Medtronic                                                    1.3

     QLT                                                          1.3

     CIGNA                                                        1.2
--------------------------------------------------------------------------------

     Total                                                       73.1%


Note: Table excludes reserves


T. Rowe Price Health Sciences Fund

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     HEALTH SCIENCES FUND

     x                                                        x       Health
     x                                                  S&P 500     Sciences
     x                                              Stock Indes         Fund

     12/29/95                                            10,000       10,000
     12/31/96                                            12,296       12,675
     12/31/97                                            16,398       15,136
     12/31/98                                            21,083       18,522
     12/31/99                                            25,522       19,999
     12/31/00                                            23,197       30,437

Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 12/31/00    1 Year    3 Years    5 Years    Inception         Date
--------------------------------------------------------------------------------

Health Sciences Fund       52.19%   26.22%      24.93%     24.90%     12/29/95


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Health Sciences Fund

Financial Highlights              for a share outstanding throughout each period
--------------------------------------------------------------------------------
                             Year          x          x          x   12/29/95
                            Ended          x          x          x    Through
                         12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE
Beginning
of period                $  15.93   $  16.01   $  13.66   $  12.27   $  10.00

Investment activities
  Net investment
  income (loss)             (0.03)     (0.04)     (0.04)     (0.03)     (0.03)*

  Net realized
  and unrealized
  gain (loss)                8.28       1.22       3.05       2.39       2.70

  Total from
  investment
  activities                 8.25       1.18       3.01       2.36       2.67

Distributions
  Net realized
  gain                      (2.48)     (1.26)     (0.66)     (0.97)     (0.40)

NET ASSET VALUE
End of period            $  21.70   $  15.93   $  16.01   $  13.66     $12.27
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)       52.19%      7.97%     22.37%     19.41%     26.75%*

Ratio of total expenses
to average net assets        0.98%      1.11%      1.16%      1.18%     1 .35

Ratio of net investment
income (loss) to average
net assets                  (0.22)%    (0.25)%    (0.25)%    (0.21)%    (0.32)%*

Portfolio turnover rate     110.6%      81.9%      85.7%     104.4%     133.1%

Net assets, end of period
(in thousands)            $971,867   $302,510   $316,573   $271,351   $193,958


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*         Excludes expenses in excess of a 1.35%
          voluntary expense limitation in effect through 12/31/97.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
                                                             December 31, 2000


       Statement of Net Assets                           Shares         Value
--------------------------------------------------------------------------------
                                                                In thousands

       Common Stocks and Warrants 95.2%

       SERVICES 4.0%

       Payors 3.6%

       CIGNA                                             90,000   $   11,907

       UnitedHealth Group                               370,000       22,709

                                                                      34,616
       Distribution 0.4%

       Omnicare                                         200,000        4,325

                                                                       4,325

       Total Services                                                 38,941


       PRODUCTS & DEVICES  9.5%

       Implants  9.5%

       Advanced Neuromodulation Systems *               325,500        6,652

       ArthroCare *                                     175,000        3,418

       Aspect Medical Systems *                         375,000        3,240

       Baxter International                             325,000       28,701

       Cerus *                                           29,050        2,181

       Cytyc *                                          256,700       16,044

       Medtronic                                        210,000       12,679

       Minimed *                                         80,000        3,362

       Novoste *                                         70,000        1,921

       St. Jude Medical *                               160,000        9,830

       UroCor * !                                       500,500        4,348

       Total Products & Devices                                       92,376


       PHARMACEUTICALS  26.6%

       U.S. Major - Pharmaceutical  26.6%

       Allergan                                         325,000       31,464

       ALZA *                                            40,200        1,709

       American Home Products                           525,000       33,364

       Eli Lilly                                        150,000       13,959

       Johnson & Johnson                                 50,000        5,253

       KV Pharmaceutical (Class A) *                    161,100        4,027

       King Pharmaceuticals *                           350,000       18,091

       Merck                                            353,800   $   33,125

       Pfizer                                         1,650,000       75,900

       Pharmacia                                        642,100       39,168

       Shire Pharmaceuticals ADR *                       59,800        2,745

       Total Pharmaceuticals                                         258,805


       BIOTECHNOLOGY 30.1%

       U.S. Major - Biotechnology  23.8%

       Abgenix *                                        155,000        9,160

       Alkermes *                                       243,600        7,651

       Amgen *                                          110,000        7,037

       BioChem Pharma *
       Cephalon *                                       480,000       30,375

       Genentech *                                      363,000       29,585

       Genzyme *                                         50,000        4,495

       Gilead Sciences *                                105,000        8,708

       Human Genome Sciences *
       IDEC Pharmaceuticals *                           152,900       28,979

       Immunex *                                        772,300       31,399

       MedImmune *                                      530,000       25,291

       NPS Pharmaceuticals *                            427,900       20,472

       QLT *                                            450,000       12,628


       Sepracor *                                        53,500        4,283

       Transkaryotic Therapies *                         30,000        1,092

       Trimeris *                                        58,500        3,218

                                                                     230,739

       Other Biotechnology  6.3%

       Cambridge Antibody (GBP) *                       110,000        6,250

       Celltech Group (GBP) *                           440,000        7,724

       COR Therapeutics *                                95,000        3,340

       Cubist Pharmaceuticals *                         135,000        3,978

       Deltagen *                                       234,900        2,496

       Emisphere Technologies *                          53,600        1,343

       Exelixis *                                        70,000        1,026

       ImmunoGen *                                      100,000        2,147

       Inhale Therapeutic Systems *                      40,000        2,001

       InKine Pharmaceutical *                          175,000        1,299

       Insmed Pharmaceuticals, Warrants, 5/31/05 *      250,048   $        0

       Ligand Pharmaceuticals (Class B) *                52,800          741

       Magainin Pharmaceuticals, Warrants, 8/6/01 *+     84,325            0

       NeoRx *                                          150,400          792

       Neose Technologies *                             137,100        4,520

       Neurocrine Biosciences *                         120,000        3,971

       OSI Pharmaceuticals *                             90,000        7,208

       Serologicals *                                   145,000        2,189

       Synaptic Pharmaceutical *                        410,700        2,131

       Triangle Pharmaceuticals *                       209,000        1,039

       ViroPharma *                                     177,900        2,568

       Visible Genetics *                                40,300        1,515

       XOMA *                                           300,000        2,944

                                                                      61,222

       Total Biotechnology                                           291,961


       LIFE SCIENCES  24.7%

       Life Sciences  24.7%

       Affymetrix *                                     115,000        8,557

       Applera - Applied Biosystems Group               450,000       42,328

       Aurora Biosciences *                             160,000        5,035

       Bruker Daltonics *                                73,800        1,748

       Charles River Laboratories *                     165,000        4,517

       Incyte Genomics *                                350,000        8,695

       Invitrogen *                                     380,000       32,822

       Laboratory Corporation of America Holdings *     160,000       28,160

       Molecular Devices *                              234,999       16,075

       Pharmacopeia *                                   130,000        2,840

       Quest Diagnostics *                              160,000       22,720

       Symyx Technologies *                             250,000        9,008

       Thermo Electron *                                125,000        3,719

       Trega Biosciences *                              412,566          342

       Waters *                                         640,000       53,440

       Total Life Sciences                                           240,006

       Total Miscellaneous Common Stocks 0.3%                          3,097

       Total Common Stocks and Warrants (Cost  $756,8                925,186


       Preferred Stocks  0.6%

       Advanced Medicine (Series D) *+                  264,454   $    2,380

       Control Delivery Systems (Series A)
       Cv. Pfd., 8.00% *+                                37,216        2,000

       Double Twist (Series D) *+                       846,804        1,274


       Total Convertible Bonds (Cost  $5,654)                          5,654


       Options Written  (0.8%)

       Abgenix, Contracts, Call, 1/20/01 @ $70.00 *         350         (105)

       Affymetrix, Contracts, Call, 1/20/01 @ $85.00        100          (40)

       Affymetrix, Contracts, Call, 1/20/01 @ $80.00        700         (385)

       American Home Products, Contracts,

       Call, 1/20/01 @ $65.00 *                           1,000         (155)

       Baxter International, Contracts, Call,
       1/20/01 @ $90.00 *                                 1,250         (313)

       Cephalon, Contracts, Call, 1/20/01 @ $70.00*       1,000         (231)

       Cephalon, Contracts, Call, 2/17/01 @ $75.00 *        500         (199)

       Cor Therapeutics, Contracts,
       Call, 1/20/01 @ $50.00 *                             500          (28)

       Cytyc, Contracts, Call, 1/20/01 @ $65.00 *         1,000         (250)

       Eli Lilly, Contracts, Call, 1/20/01 @ $95.00 *       500         (134)

       Genentech, Contracts, Call, 1/20/01 @ $85.00 *       500         (249)

       Genentech, Contracts, Call, 1/20/01 @ $90.00 *     1,000         (163)

       Genzyme, Contracts, Call, 1/20/01 @ $100.00 *        500         (148)

       Human Genome Sciences, Contracts,

       Call, 1/20/01 @ $90.00 *                             200          (52)

       Human Genome Sciences, Contracts,

       Call, 1/20/01 @ $85.00 *                             200          (48)

       IDEC Pharmaceuticals, Contracts, Call, 1/20/01       200 *       (117)

       IDEC Pharmaceuticals, Contracts, Call, 1/20/01       400 *       (143)

       IDEC Pharmacueticals, Contracts, Call, 1/20/01       100 *       (135)

       Immunex, Contracts, Call, 1/20/01 @ $60.00 *       1,000          (18)

       Immunex, Contracts, Call, 1/20/01 @ $55.00 *       1,500          (42)

       Immunex, Contracts, Call, 1/20/01 @ $50.00 *       3,000         (263)

       Invitrogen, Contracts, Call, 1/20/01 @ $90.00        520         (332)

       Laboratory Corporation of America Holdings Contracts

       Call, 2/16/01 @ $170.00 *                            400         (850)

       Medimmune, Contracts, Call, 1/20/01 @ $60.00 *     1,000          (88)

       Medtronic, Contracts, Call, 1/20/01 @ $55.00 *     1,000         (619)

       Minimed, Contracts, Call, 1/20/01 @ $50.00 *         800   $     (100)

       Pfizer, Contracts, Call, 1/20/01 @ $47.50 *        4,000         (450)

       Pharmacia, Contracts, Call, 1/20/01 @ $65.00 *     1,000          (63)

       QLT, Contracts, Call, 1/20/01 @ $40.00 *           4,000         (125)

       Quest Diagnostics, Contracts, Call, 1/20/01 @        340         (535)

       St. Jude Medical, Contracts, Call, 1/20/01 @ $       500         (369)

       Waters, Contracts, Call, 1/20/01 @ $90.00 *        2,000         (462)

       Total Options Written (Cost  $(8,839))                         (7,211)


       Short-Term Investments  5.0%

       Money Market Funds  5.0%

       Reserve Investment Fund, 6.69% #              48,249,145       48,249

       Total Short-Term Investments (Cost  $48,249)                   48,249


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

                                                                       Value
--------------------------------------------------------------------------------
                                                                In thousands
Total Investments in Securities

100.0% of Net Assets (Cost $801,895)                              $  971,878

Other Assets Less Liabilities                                            (11)


NET ASSETS                                                        $  971,867
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss - net of xist                  $   13,874

Net unrealized gain (loss)                                           169,983

Paid-in-capital applicable to 44,787,178 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized     788,010

NET ASSETS                                                        $  971,867

NET ASSET VALUE PER SHARE                                         $    21.70


         #        Seven-day yield
         !        Affiliated company
         +        Securities contain some restrictions as to public resale -
                  total of such securities at period-end amounts to 0.6% of net assets.
         *        Non-income producing
         ADR      American Depository Receipt
         GBP      British sterling


The accompanying notes are an integral of these financial statements.


T. Rowe Price Health Sciences Fund

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/00
     Investment Income (Loss)

     Income
       Dividend                                                  $     2,554
       Interest                                                        2,426
       Total income                                                    4,980

     Expenses
       Investment management                                           4,403
       Shareholder servicing                                           1,626
       Registration                                                      202
       Custody and accounting                                            122
       Prospectus and shareholder reports                                 92
       Legal and audit                                                    17
       Directors                                                           8
       Miscellaneous                                                       6
       Total expenses                                                  6,476
       Expenses paid indirectly                                          (21)
       Net expenses                                                    6,455
     Net investment income (loss)                                     (1,475)

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
       Securities                                                    115,292
       Foreign currency transactions                                    (102)
       Net realized gain (loss)                                      115,190

     Change in net unrealized gain or loss
       Securities                                                    103,928
       Options                                                         1,628
       Change in net unrealized gain or loss                         105,556
       Net realized and unrealized gain (loss)                       220,746

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                       $  219,271

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

     x                                                     Year
     x                                                    Ended
     x                                                 12/31/00     12/31/99

     Increase (Decrease) in Net Assets
     Operations
       Net investment income (loss)                  $   (1,475)  $     (755)
       Net realized gain (loss)                         115,190       23,334
       Change in net unrealized gain or loss            105,556         (680)
       Increase (decrease) in net
       assets from operations                           219,271       21,899

     Distributions to shareholders
       Net realized gain                                (97,431)     (22,309)

     Capital share transactions *
       Shares sold                                      703,167      103,079
       Distributions reinvested                          94,941       21,561
       Shares redeemed                                 (250,591)    (138,293)

       Increase (decrease) in net assets from capital
       share transactions                               547,517      (13,653)

     Net Assets
       Increase (decrease) during period                669,357      (14,063)
       Beginning of period                              302,510      316,573

       End of period                                 $  971,867   $  302,510
                                                     -----------------------

     *Share information
       Shares sold                                       33,585        6,521
       Distributions reinvested                           4,488        1,457
       Shares redeemed                                  (12,280)      (8,755)

       Increase (decrease) in shares outstanding         25,793         (777)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
                                                December 31, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended December 31, 2000, were as follows:

--------------------------------------------------------------------------------
                                                      Number of            x
                                                      Contracts     Premiums

     Outstanding at beginning of period                     -    $         -

     Written                                            146,000   34,024,000

     Exercised                                           (2,000)    (782,000)

     Expired                                            (49,000)  (8,358,000)

     Closed                                             (64,000) (16,045,000)

     Outstanding at end of period                        31,000   $8,839,000
                                                         -------------------


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,131,432,000 and $693,987,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     Undistributed net investment income                   $1,475,000

     Undistributed net realized gain                      (13,462,000)

     Paid-in-capital                                       11,987,000


     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $801,895,000. Net unrealized gain aggregated $169,983,000 at period-end, of which $218,288,000 related to appreciated investments and $48,305,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $520,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,418,000 for the year ended December 31, 2000, of which $174,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $2,425,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Health Sciences Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Health Sciences Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 19, 2001



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/00

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o $38,532,000 from short-term capital gains,

     o $70,886,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $2,513,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     **   Based on a January 2001 survey
          for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the
Internet www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F10-050  12/31/01